UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 15, 2010

ABTECH HOLDINGS, INC.
(Exact Name of Registrant as Specified in its Charter)

Nevada	000-52762	14-1994102
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1223 Burrowhill Lane, Mississauga, Ontario, Canada, L5H 4M7
(Address of Principal Executive Office) (Zip Code)

Registrant's telephone number, including area code:  (905) 274-5231

Former Name or Former Address, if Changed Since Last Report: LAURAL RESOURCES, INC.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 - Corporate Governance and Management

Item 5.03.                                Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective June 15, 2010, Abtech Holdings, Inc. (the “Company”) amended its Articles of Incorporation to change its name from “Laural Resources, Inc.” to “Abtech Holdings, Inc.” (the “Name Change”).

The full text of the amendment to the Company’s Articles of Incorporation to give effect to the Name Change is filed herewith as Exhibit 3.1(a) and incorporated herein by reference.

Section 8 - Other Events

Item 8.01.                                Other Events.

Symbol Change

In connection with the Name Change described in Item 5.03 above, FINRA has assigned the Company a new stock symbol, “ABHD.”  This new symbol took effect at the open of business on June 16, 2010.

Section 9 - Financial Statements and Exhibits

Item 9.01.                                Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit Number	Description

3.1(a)	Amendment to Articles of Incorporation

  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 16, 2010	ABTECH HOLDINGS, INC.

	By:	/s/ Mandi Luis
Mandi Luis
President